Exhibit 10.8
AMENDMENT NO. 7
          Amendment No. 7, dated as of February 26, 2010 (“Amendment No. 7”), by and among LIFEPOINT HOSPITALS, INC. (formerly known as LAKERS HOLDING CORP.), a Delaware corporation (“Borrower”), the Lenders party hereto, CITICORP NORTH AMERICA, INC., as administrative agent for the Lenders (the “Administrative Agent”) and as Swingline Lender, and BANK OF AMERICA, N.A., as Issuing Bank, to the Credit Agreement dated as of April 15, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the financial institutions listed on Schedule 2.01 thereto, as such Schedule may from time to time be supplemented and amended (the “Lenders”), the Administrative Agent, CIBC WORLD MARKETS CORP., BANK OF AMERICA, N.A., UBS SECURITIES LLC and SUNTRUST BANK, as co-syndication agents, and CITIGROUP GLOBAL MARKETS INC., as sole lead arranger and sole bookrunner. Terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.
          WHEREAS, Borrower has requested and certain Revolving Lenders (the “Extending Revolving Lenders”) have agreed to classify their Revolving Credit Commitments as new Tranche B Revolving Credit Commitments resulting in the extension of the maturity date for such Revolving Credit Commitments;
          WHEREAS, the other Revolving Lenders (other than the Extending Revolving Lenders) will be deemed to have Tranche A Revolving Credit Commitments;
          WHEREAS, Borrower has requested and certain Term B Lenders (the “Extending Term B Lenders”) have agreed to classify their Term B Loans as new Term B-2 Loans resulting in the extension of the maturity date for such Term B Loans;
          WHEREAS, the other Term B Lenders (other than the Extending Term B Lenders) will be deemed to have Term B-1 Loans;
          WHEREAS, Borrower has requested that the Lenders agree to amend the Credit Agreement as set forth herein; and
          WHEREAS, the Lenders party hereto have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below;
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 7 Effective Date (as defined herein) and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

          (a) Amendments to Section 1.01. Defined Terms.
          (i) The following definitions shall be added in appropriate alphabetical order to read as follows:
          ‘“Amendment No. 7” means Amendment No. 7 to this Agreement, dated as of February 26, 2010, among Borrower, the Subsidiary Loan Parties, the Lenders party thereto, the Issuing Bank, the Swingline Lender and the Administrative Agent.”
          ‘“Amendment No. 7 Effective Date” means the date that Amendment No. 7 becomes effective in accordance with Section 3 of Amendment No. 7.”
          ‘“Existing Revolving Credit Class” has the meaning assigned to such term in Section 2.22(b).”
          ‘“Existing Revolving Credit Commitments” has the meaning assigned to such term in Section 2.22(b).”
          ‘“Existing Revolving Loans” has the meaning assigned to such term in Section 2.22(b).”
          ‘“Existing Term B Loan Class” has the meaning assigned to such term in Section 2.22(a).”
          ‘“Extended Commitment Percentage” means, with respect to each Class of Extended Revolving Credit Commitments, the percentage of the Total Revolving Credit Commitment represented by such Lender’s Extended Revolving Credit Commitment. If such Class of Extended Revolving Credit Commitments have terminated or expired, the Extended Commitment Percentage shall be determined based upon such Class of Extended Revolving Credit Commitments most recently in effect, giving effect to any assignments.”
          ‘“Extended Loans/Commitments” means Extended Term B Loans and/or Extended Revolving Credit Commitments.”
          ‘“Extended Revolving Credit Commitments” has the meaning assigned such term in Section 2.22(b).”
          ‘“Extended Revolving Loans” has the meaning assigned to such term in Section 2.22(b).”
          ‘“Extended Term B Loans” has the meaning assigned to such term in Section 2.22(a).”
          ‘“Extending Lender” has the meaning assigned to such term in Section 2.22(c).”
          ‘“Extension Amendment” has the meaning assigned to such term in Section 2.22(d).”

          ‘“Extension Date” means any date on which any Existing Term B Loan Class or Existing Revolving Credit Class is converted to extend the related scheduled maturity date(s) in accordance with Section 2.22.”
          ‘“Extension Election” has the meaning assigned to such term in Section 2.22(c).”
          ‘“Extension Request” means any Term B Loan Extension Request or Revolving Credit Extension Request.”
          ‘“Extension Series” means all Extended Term B Loans or Extended Revolving Credit Commitments that are established pursuant to the same Extension Amendment (or any subsequent Extension Amendment to the extent such Extension Amendment expressly provides that the Extended Term B Loans or Extended Revolving Credit Commitments, as applicable, provided for therein are intended to be a part of any previously established Extension Series).”
          ‘“Incremental Term B-1 Loans” has the meaning assigned to such term in Section 2.21(a).”
          ‘“Incremental Term B-2 Loans” has the meaning assigned to such term in Section 2.21(a).”
          ‘“Incremental Tranche A Revolving Loans” has the meaning assigned to such term in Section 2.21(a).”
          ‘“Incremental Tranche B Revolving Loans” has the meaning assigned to such term in Section 2.21(a).”
          ‘“Letter of Credit Expiration Date” means the date that is five Business Days prior to the next succeeding Revolving Credit Maturity Date; provided that, subject to Section 2.06(c)(i), a Letter of Credit may provide that it expires after such next succeeding Revolving Credit Maturity Date if (w) there exists a subsequent Revolving Credit Maturity Date, (x) on the date of issuance, the sum of (1) the face amount of such Letter of Credit plus (2) the aggregate LC Exposure in respect of all other Letters of Credit with expiration dates following the fifth Business Day prior to the next succeeding Revolving Credit Maturity Date plus (3) the aggregate outstanding principal amount of Revolving Loans maturing after the next succeeding Revolving Credit Maturity Date does not exceed the aggregate amount of the Revolving Credit Commitments on the date of issuance that are scheduled to terminate after the next succeeding Revolving Credit Maturity Date, (y) if such Letter of Credit has an expiration date after the second next succeeding Revolving Credit Maturity Date, there exists a subsequent Revolving Credit Maturity Date and on the date of issuance, the sum of (1) the face amount of such Letter of Credit plus (2) the aggregate LC Exposure in respect of all other Letters of Credit with expiration dates following the fifth Business Day prior to the second next succeeding Revolving Credit Maturity Date plus (3) the aggregate outstanding principal amount of Revolving Loans maturing after the second next succeeding Revolving Credit Maturity Date does not exceed the aggregate amount of the Revolving Credit Commitments on the date of issuance that are scheduled to terminate after the second next succeeding Revolving Credit Maturity Date, and (z) such Letter of Credit has an expiration date no later than the date that is five Business Days prior to the latest Revolving Credit Maturity Date then in effect. For the avoidance of doubt, upon a Revolving Credit Matur-

ity Date (other than the final Revolving Credit Maturity Date), the aggregate amount of participations in Letters of Credit held by Revolving Lenders in respect of the Class of Revolving Credit Commitments terminating on such Revolving Credit Maturity Date, provided that no Default or Event of Default shall have occurred and be continuing, shall be reallocated to the Revolving Lenders holding Revolving Credit Commitments of other Classes so that the participation of the remaining Revolving Lenders in outstanding Letters of Credit shall be in proportion to their respective remaining Revolving Credit Commitments.”
          ‘“LifePoint 2014 Notes” means LifePoint’s 3.5% Convertible Subordinated Notes due May 15, 2014.”
          ‘“Revolving Credit Extension Request” has the meaning assigned to such term in Section 2.22(b).”
          ‘“Term B Loan Extension Request” has the meaning assigned to such term in Section 2.22(a).”
          ‘“Term B-1 Lender” has the meaning assigned to such term in Section 2.01(a).”
          ‘“Term B-1 Loan Maturity Date” means April 15, 2012.”
          ‘“Term B-1 Loans” has the meaning assigned to such term in Section 2.01(a).”
          ‘“Term B-2 Lender” has the meaning assigned to such term in Section 2.01(a).”
          ‘“Term B-2 Loan Maturity Date” means (x) April 15, 2015 or (y) February 13, 2014, if Borrower has not refinanced or repaid in full the LifePoint 2014 Notes prior to February 13, 2014.”
          ‘“Term B-2 Loans” has the meaning assigned to such term in Section 2.01(a).”
          ‘“Total Tranche A Revolving Credit Commitment” means, at any time, the aggregate amount of the Tranche A Revolving Credit Commitments at such time.”
          ‘“Total Tranche A Revolving Credit Exposure” means, at any time, the aggregate amount of the Tranche A Revolving Credit Exposures at such time.”
          ‘“Total Tranche B Revolving Credit Commitment” means, at any time, the aggregate amount of the Tranche B Revolving Credit Commitments at such time.”
          ‘“Total Tranche B Revolving Credit Exposure” means, at any time, the aggregate amount of the Tranche B Revolving Credit Exposures at such time.”
          ‘“Tranche A Commitment Percentage” means the percentage of the Total Revolving Credit Commitment represented by such Lender’s Tranche A Revolving Credit Commitment. If the Tranche A Revolving Credit Commitments have terminated or expired, the Tranche A Commitment Percentage shall be determined based upon the Tranche A Revolving Credit Commitments most recently in effect, giving effect to any assignments.”

          ‘“Tranche A Revolving Credit Commitment” means, with respect to each Tranche A Revolving Lender, the commitment of such Revolving Lender to make Tranche A Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed in each case as an amount representing the maximum principal amount of such Tranche A Revolving Lender’s Revolving Credit Exposure hereunder, as the same may be reduced from time to time pursuant to the provisions of this Agreement. The initial amount of each Tranche A Revolving Lender’s Revolving Credit Commitment is set forth on Schedule 2.01 hereto (in the case of Tranche A Revolving Credit Commitments in effect on the Amendment No. 7 Effective Date), or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche A Revolving Credit Commitment, as applicable.”
          ‘“Tranche A Revolving Credit Exposure” means, with respect to any Tranche A Revolving Lender at any time, the sum of (a) the aggregate principal amount at such time of all outstanding Tranche A Revolving Loans of such Tranche A Revolving Lender, plus (b) such Tranche A Revolving Lender’s LC Exposure at such time, plus (c) such Tranche A Revolving Lender’s Tranche A Commitment Percentage of the aggregate principal amount at such time of all outstanding Swingline Loans.”
          ‘“Tranche A Revolving Credit Maturity Date” means April 15, 2010 or, if such day is not a Business Day, the immediately preceding Business Day.”
          ‘“Tranche A Revolving Facility” means, at any time, the aggregate amount of the Tranche A Revolving Lenders’ Tranche A Revolving Credit Commitments.”
          ‘“Tranche A Revolving Lender” means a Lender with a commitment to make Tranche A Revolving Loans or with any Tranche A Revolving Credit Exposure, in its capacity as such.”
          ‘“Tranche A Revolving Loan” means a loan made by a Tranche A Revolving Lender to Borrower pursuant to Section 2.01.”
          ‘“Tranche B Commitment Percentage” means the percentage of the Total Revolving Credit Commitment represented by such Lender’s Tranche B Revolving Credit Commitment. If the Tranche B Revolving Credit Commitments have terminated or expired, the Tranche B Commitment Percentage shall be determined based upon the Tranche B Revolving Credit Commitments most recently in effect, giving effect to any assignments.”
          ‘“Tranche B Revolving Credit Commitment” means, with respect to each Tranche B Revolving Lender, the commitment of such Revolving Lender to make Tranche B Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed in each case as an amount representing the maximum principal amount of such Tranche B Revolving Lender’s Revolving Credit Exposure hereunder, as the same may be reduced from time to time pursuant to the provisions of this Agreement. The initial amount of each Tranche B Revolving Lender’s Revolving Credit Commitment is set forth on Schedule 2.01 hereto (in the case of Tranche B Revolving Credit Commitments in effect on the Amendment No. 7 Effective Date), or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche B Revolving Credit Commitment, as applicable.”

          ‘“Tranche B Revolving Credit Exposure” means, with respect to any Tranche B Revolving Lender at any time, the sum of (a) the aggregate principal amount at such time of all outstanding Tranche B Revolving Loans of such Tranche B Revolving Lender, plus (b) such Tranche B Revolving Lender’s LC Exposure at such time, plus (c) such Tranche B Revolving Lender’s Tranche B Commitment Percentage of the aggregate principal amount at such time of all outstanding Swingline Loans.”
          ‘“Tranche B Revolving Credit Maturity Date” means December 15, 2012 or, if such day is not a Business Day, the immediately preceding Business Day.”
          ‘“Tranche B Revolving Facility” means at any time, the aggregate amount of the Tranche B Revolving Lenders’ Tranche B Revolving Credit Commitments.”
          ‘“Tranche B Revolving Lender” means a Lender with a commitment to make Tranche B Revolving Loans or with any Tranche Revolving Credit Exposure, in its capacity as such.”
          ‘“Tranche B Revolving Loan” means a loan made by a Tranche B Revolving Lender to Borrower pursuant to Section 2.01.”
          (ii) The definition of “Applicable Rate” is amended and restated in its entirety to read as follows:
          ‘“Applicable Rate” means, for any day (i) with respect to Term B-1 Loans, (A) 0.625% per annum, in the case of ABR Loans, and (B) 1.625% per annum, in the case of Eurodollar Loans, (ii) with respect to Term B-2 Loans, (A) 1.75% per annum, in the case of ABR Loans, and (B) 2.75% per annum, in the case of Eurodollar Loans, (iii) with respect to any other Classes of Term B Loans established after the Amendment No. 7 Effective Date, the rates set forth in the applicable Extension Amendment, (iv) with respect to Tranche A Revolving Loans, the applicable rate per annum set forth in the table below entitled “Tranche A Revolving Loans” (x) under the caption “ABR Tranche A Revolving Loans Spread,” in the case of ABR Loans (which rate is 0.75% as of the Amendment No. 7 Effective Date), and (y) under the caption “Eurodollar Tranche A Revolving Loans Spread,” in the case of Eurodollar Loans (which rate is 1.75% as of the Amendment No. 7 Effective Date), in each case based upon the Total Leverage Ratio as of the most recent determination date, (v) with respect to Tranche B Revolving Loans, the applicable rate per annum set forth in the table below entitled “Tranche B Revolving Loans” (x) under the caption “ABR Tranche B Revolving Loans Spread,” in the case of ABR Loans (which rate is 1.50% as of the Amendment No. 7 Effective Date), and (y) under the caption “Eurodollar Tranche B Revolving Loans Spread,” in the case of Eurodollar Loans (which rate is 2.50% as of the Amendment No. 7 Effective Date), in each case based upon the Total Leverage Ratio as of the most recent determination date:
Tranche A Revolving Loans

Total	ABR Tranche A	Eurodollar Tranche A
Leverage	Revolving Loans	Revolving Loans
Ratio	Spread	Spread
≥4.50 to 1.00	1.25%	2.25%

≥4.00 to 1.00	1.00%	2.00%
<4.50 to 1.00

≥3.00 to 1.00	0.75%	1.75%
<4.00 to 1.00

≥2.00 to 1.00	0.50%	1.50%
<3.00 to 1.00

<2.00 to 1.00	0.25%	1.25%
Tranche B Revolving Loans

Total	ABR Tranche B	Eurodollar Tranche B
Leverage	Revolving Loans	Revolving Loans
Ratio	Spread	Spread
≥3.50 to 1.00	1.75%	2.75%

≥2.50 to 1.00	1.50%	2.50%
<3.50 to 1.00

≥2.00 to 1.00	1.25%	2.25%
<2.50 to 1.00

<2.00 to 1.00	1.00%	2.00%
and (vi) with respect to any other Classes of Revolving Loans established after the Amendment No. 7 Effective Date, the rates set forth in the applicable Extension Amendment. In addition, the Applicable Rate in respect of Term B-2 Loans shall be subject to increase as provided in Section 2.22(a).
          For purposes of such calculation of the Applicable Rate with respect to Revolving Loans, (i) the Total Leverage Ratio shall be determined as of the end of each Fiscal Quarter based upon Borrower’s consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Total Leverage Ratio shall be effective three (3) Business Days after the date on which the Administrative Agent shall have received the applicable financial statements and a Compliance Certificate calculating the Total Leverage Ratio. If at any time Borrower has not submitted to the Administrative Agent the applicable information as and when required under Section 5.01(a) or (b), the Applicable Rate shall be the highest rate set forth in the table above until such time as Borrower has provided the information required under Section 5.01(a) or (b). Within one (1) Business Day of receipt of the applicable information as and when required under Section 5.01(a) or (b), the Ad-

ministrative Agent shall give each Lender telefacsimile or telephonic notice (confirmed in writing) of the Applicable Rate in effect from such date.”
          (iii) The definition of “Available Amount” is amended by replacing “(b) $100,000,000, minus (c) the aggregate amount of any Investment made pursuant to Section 6.04(xviii)” with “(b) $200,000,000, minus (c) the aggregate amount of any Investment made pursuant to Section 6.04(xviv)”.
          (iv) The definition of “Class” is amended and restated in its entirety to read as follows:
          ‘“Class” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Tranche A Revolving Loans, Tranche B Revolving Loans, Term B-1 Loans, Term B-2 Loans, Swingline Loans, or such other Class of Term B Loans or Revolving Loans created pursuant to an Extension Amendment and when used in reference to any Commitment, refers to whether such Commitment is a Tranche A Revolving Credit Commitment, Tranche B Revolving Credit Commitment, Term B Commitment or such other Class of Extended Revolving Credit Commitments created pursuant to an Extension Amendment, and when used in reference to any Lender, refers to whether such Lender is a Tranche A Revolving Lender, Tranche B Revolving Lender, Term B-1 Lender, Term B-2 Lender or Extending Lender.”
          (v) The definition of “Commitment Fee Percentage” is amended and restated in its entirety to read as follows:
          ‘“Commitment Fee Percentage” means, for any day, (A) with respect to (i) any Tranche A Revolving Credit Commitment, 0.50% per annum or, if the Total Leverage Ratio is less than 3.5:1.0 as of the last day of the most recent Fiscal Quarter or Fiscal Year as demonstrated by the consolidated financial statements of Borrower delivered to the Administrative Agent pursuant to Section 5.01(a) or (b) and the Compliance Certificate demonstrating the Total Leverage Ratio as of such date, 0.375% per annum and (ii) any Tranche B Revolving Credit Commitment, 0.625% per annum or, if the Total Leverage Ratio is less than 2.5:1.0 as of the last day of the most recent Fiscal Quarter or Fiscal Year as demonstrated by the consolidated financial statements of Borrower delivered to the Administrative Agent pursuant to Section 5.01(a) or (b) and the Compliance Certificate demonstrating the Total Leverage Ratio as of such date, 0.50% per annum , (B) in the case of Term B Commitments, 0.50% per annum. If at any time Borrower has not submitted to the Administrative Agent the applicable information as and when required under Section 5.01(a) or (b), the Commitment Fee Percentage shall be 0.50% per annum in the case of Tranche A Revolving Credit Commitments and 0.625% in the case of Tranche B Revolving Credit Commitments, until such time as Borrower has provided the information required under Section 5.01(a) or (b) and demonstrating a Total Leverage Ratio of less than (x) 3.5:1.0 in the amount of Tranche A Revolving Credit Commitments and (y) 2.5:1.0 in the amount of Tranche B Revolving Credit Commitments. With respect to any other Classes of Revolving Credit Commitments established after the Amendment No. 7 Effective Date, “Commitment Fee Percentage” means such rates set forth in the applicable Extension Amendment.”

          (vi) The definition of “Commitment Percentage” is amended and restated in its entirety to read as follows:
          ‘“Commitment Percentage” means the Tranche A Commitment Percentage and/or the Tranche B Commitment Percentage and/or the percentage of the Total Revolving Credit Commitment represented by such Lender’s Extended Revolving Credit Commitment, as applicable with respect to each Revolving Lender.”
          (vii) The definition of “Interest Period” is amended as follows:
               (i) by deleting “Revolving Credit Maturity Date or the Term B Loan Maturity Date” in clause (b)(ii) thereof and replacing such phrase with “applicable Revolving Credit Maturity Date or the applicable Term B Loan Maturity Date”; and
               (ii) adding the word “applicable” immediately preceding the phrase “Revolving Credit Maturity Date” in clause (b)(ii) thereof.
          (viii) The definition of “Permitted Convertible Debt” is amended as follows:
               (i) by deleting “clause (6)” in clause (1) and replacing such phrase with “clause (4)”; and
               (ii) by deleting “Term B Loan Maturity Date” in clause (2) and replacing such phrase with “latest then applicable Term B Loan Maturity Date”.
          (ix) The definition of “Permitted Refinancing” is amended by:
               (a) within subclause (y) of the parenthetical to clause (a) of clause (ii), replacing “Term B Loan Maturity Date” with “latest then applicable Term B Loan Maturity Date”; and
               (b) adding the following as a separate paragraph at the end of such definition:
               “Notwithstanding the preceding clause (ii) (c), any refinancing of Permitted Convertible Debt otherwise qualifying as a “Permitted Refinancing” shall constitute a “Permitted Refinancing.”
          (x) The definition of “Permitted Subordinated Indebtedness” is amended by deleting “Term B Loan Maturity Date” in clause (a) and replacing such phrase with “latest then applicable Term B Loan Maturity Date”.
          (xi) The definition of “Revolving Credit Commitment” is amended and restated in its entirety to read as follows:
          ‘“Revolving Credit Commitment” means (i) with respect to each Tranche A Revolving Lender, its Tranche A Revolving Credit Commitment, (ii) with respect to each Tranche B Revolving Lender, its Tranche B Revolving Credit Commitment and (iii) with respect to each Extending Lender extending its Revolving Credit Commitment after the Amendment No. 7 Effective Date, its Extended Revolving Credit Commitment.”

           (xii) The definition of “Revolving Credit Commitment Period” is amended and restated in its entirety to read as follows:
               ‘“Revolving Credit Commitment Period” means (i) with respect to the Tranche A Revolving Facility, the period from and including the Amendment No. 7 Effective Date to but not including the earlier of the Business Day preceding the Tranche A Revolving Credit Maturity Date and the date of termination of the Tranche A Revolving Credit Commitments, (ii) with respect to the Tranche B Revolving Facility, the period from and including the Amendment No. 7 Effective Date to but not including the earlier of the Business Day preceding the Tranche B Revolving Credit Maturity Date and the date of termination of the Tranche B Revolving Credit Commitments and (iii) with respect to any other Class of Revolving Credit Commitments, the period from and including the date such Class of Revolving Credit Commitments is established to but not including the earlier of the Business Day preceding the maturity date set forth in the applicable Extension Amendment and the date of termination of such Class of Revolving Credit Commitments.”
          (xiii) The definition of “Revolving Credit Exposure” is amended and restated in its entirety to read as follows:
               ‘“Revolving Credit Exposure” means (i) with respect to any Tranche A Revolving Lender, the Tranche A Revolving Credit Exposure, (ii) with respect to any Tranche B Revolving Lender, the Tranche B Revolving Credit Exposure and (iii) with respect to any Revolving Lender of any other Class of Revolving Loans, the sum of (a) the aggregate principal amount at such time of all outstanding Revolving Loans of such Class, plus (b) such Revolving Lender’s LC Exposure at such time, plus (c) such Revolving Lender’s Commitment Percentage of the aggregate principal amount at such time of all outstanding Swingline Loans.”
          (xiv) The definition of “Revolving Credit Maturity Date” is amended and restated in its entirety to read as follows:
               ‘“Revolving Credit Maturity Date” means, as applicable, (i) with respect to the Tranche A Revolving Facility, the Tranche A Revolving Credit Maturity Date, (ii) with respect to the Tranche B Revolving Facility, the Tranche B Revolving Credit Maturity Date and (iii) with respect to any other Class of Revolving Credit Commitments created pursuant to an Extension Amendment, the maturity date set forth therein.”
          (xv) The definition of “Revolving Lender” is amended and restated in its entirety to read as follows:
               ‘“Revolving Lenders” means the Tranche A Revolving Lenders, the Tranche B Revolving Lenders and the Lenders with commitments to make Extended Revolving Loans or with any Extended Revolving Exposure (other than Tranche A Revolving Credit Exposure or Tranche B Revolving Credit Exposure) in its capacity as such.”
          (xvi) The definition of “Revolving Loan” is amended and restated in its entirety to read as follows:

               ‘“Revolving Loans” means the Tranche A Revolving Loans, the Tranche B Revolving Loans and the Extended Revolving Loans.”
          (xvii) The definition of “Term B Loan Maturity Date” is amended and restated in its entirety to read as follows:
               ‘“Term B Loan Maturity Date” means, as applicable, (i) with respect to any Term B-1 Loans, the Term B-1 Loan Maturity Date, (ii) with respect to any Term B-2 Loans, the Term B-2 Loan Maturity Date and (iii) with respect to any other Class of Term B Loans created pursuant to an Extension Amendment, the maturity date set forth therein.”
          (xviii) The definition of “Trigger Date” is deleted in its entirety.
                    (b) Amendments to Section 2.01. Commitments.
               (i) Section 2.01(a)(i) is amended to add the following at the end thereof to read as follows:
               “On the Amendment No. 7 Effective Date, each Lender that indicates its agreement to extend the maturity date of its Term B Loans to the Term B-2 Loan Maturity Date and reclassify such Term B Loans as new Term B-2 Loans (“Term B-2 Loans”) shall be deemed a “Term B-2 Lender” in its capacity as holding the amount of Term B Loans such Lender has had extended and reclassified in accordance with the terms of Amendment No. 7 (each such Lender with respect to its Term B-2 Loans, a “Term B-2 Lender”). On the Amendment No. 7 Effective Date, to the extent an existing Lender does not have the maturity date of any or any part of its Term B Loans extended and reclassified as Term B-2 Loans (any such Term B Loans not reclassified as Term B-2 Loans on the Amendment No. 7 Effective Date, the “Term B-1 Loans”), such Lender shall be deemed a Term B-1 Lender in its capacity as holding the amount of Term B-1 Loans in accordance with the terms of Amendment No. 7 (each such Lender, a “Term B-1 Lender”). Each Extending Lender agreeing to extend its Term B Loans pursuant to Section 2.22 shall have such Term B Loans reclassified as a new Class of Term B Loans and such Term B Loans shall have the terms set forth in such Extension Amendment in accordance with Section 2.22.”
               (ii) Section 2.01(a)(ii) is amended and restated in is entirety to read as follows:
                    “(ii) Each (x) Tranche A Revolving Lender severally agrees to make loans (each a “Tranche A Revolving Loan”) to Borrower, at any time and from time to time on or after the Amendment No. 7 Effective Date until the earlier of the Business Day preceding the Tranche A Revolving Credit Maturity Date and the termination of the Tranche A Revolving Credit Commitment of such Revolving Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender’s Revolving Credit Exposure exceeding such Lender’s Tranche A Revolving Credit Commitment, (y) each Tranche B Revolving Lender severally agrees to make loans (each a “Tranche B Revolving Loan”) to Borrower, at any time and from time to time on or after the Amendment No. 7 Effective Date until the earlier of the Business Day preceding the Tranche B Revolving Maturity Date and the termination of the Tranche B Revolving Credit Commitment of such Revolving Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Revolving Lender’s Revolving Credit Exposure exceeding such Revolving Lender’s Tranche B Revolving Credit Commitment and (z) each Extending Lender agreeing to extend its Revolving Credit Commitments pursuant to Section 2.22 severally agrees to make Extended Revolving Loans to Borrower, at any time and from time to time on or after the date of the applicable Extension Amendment until the earlier of the Business Day preceding the maturity date set forth in the applicable Extension Amendment and the termination of such Class of Revolving Credit Commitment of such Revolving Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Revolving Lender’s Revolving Credit Exposure exceeding such Revolving Lender’s Revolving Credit Commitment.
               During the applicable Revolving Credit Commitment Period, Borrower may use (i) the Tranche A Revolving Credit Commitments, the Tranche B Revolving Credit and any Class of Extended Revolving Credit Commitments by borrowing, prepaying such Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof and on a pro rata basis among all Classes of Revolving Loans as set forth in Section 2.02(a). Notwithstanding anything to the contrary contained in this Agreement, in no event may Revolving Loans be borrowed under this Article II if, after giving effect thereto (and to any concurrent repayment or prepayment of Loans), (i) the Total Revolving Credit Exposure would exceed the Total Revolving Credit Commitment then in effect, (ii) the Revolving Credit Exposure of any Revolving Lender would exceed such Revolving Lender’s Revolving Credit Commitment or (iii) the Revolving Credit Exposure of any Revolving Lender with respect to any particular Class of Revolving Loans would exceed such Revolving Lender’s Revolving Credit Commitment with respect to such Class.
                    (c) Amendments to Section 2.02. Procedure for Borrowing. Section 2.02 is amended as follows:
               (i) Section 2.02(a) is amended by inserting, after the phrase “Revolving Credit Commitments” in the first sentence of such Section, the following:
“(for the avoidance of doubt, all Borrowings prior to a Revolving Credit Maturity Date shall be made, and deemed to be made, ratably among all Classes of Revolving Loans then in existence under this Agreement)”; and
               (ii) by inserting the following clause (e) immediately after Section 2.02(d) as follows:
               “(e) Any Revolving Loans outstanding on the Amendment No. 7 Effective Date shall be continued as Revolving Loans hereunder; provided that after giving effect to Amendment No. 7, (x) each Tranche A Revolving Lender will be deemed to be holding such Loans as “Tranche A Revolving Loans” (to the extent so reclassified) and (y) each Tranche B Revolving Lender will be deemed to be holding such Loans as “Tranche B Revolving Loans” (to the extent so reclassified).”
               (d) Amendments to Section 2.03 Conversion and Continuation Options for Loans.

               (i) Section 2.03(a) is amended by deleting the phrase “Revolving Credit Maturity Date or the Term B Loan Maturity Date” and replacing such phrase with “applicable Revolving Credit Maturity Date or the applicable Term B Loan Maturity Date”; and
               (ii) Section 2.03(b) is amended by deleting the phrase “Revolving Credit Maturity Date or the Term B Loan Maturity Date” and replacing such phrase with “applicable Revolving Credit Maturity Date or the applicable Term B Loan Maturity Date”.
                    (e) Amendments to Section 2.04. Swingline Loans. Section 2.04(a) is amended as follows:
               (i) by deleting “Revolving Credit Commitment Period” and replacing such phrase with “applicable Revolving Credit Commitment Period until the applicable Revolving Credit Maturity Date”; and
               (ii) by adding the word “applicable” immediately preceding the phrase “Revolving Credit Maturity Date” in clause (iii) of the proviso thereto.
                    (f) Amendments to Section 2.05. Optional and Mandatory Prepayments of Loans; Repayments of Term B Loans.
               (i) Section 2.05(d) is amended by:
                         (A) adding the following immediately after the first sentence thereof: “On and after the Amendment No. 7 Effective Date, all references in this paragraph to: (a) “Term B Loans” shall be deemed to be references to “Term B-1 Loans” and (b) “Term B Loan Maturity Date” shall be deemed to be references to “Term B-1 Loan Maturity Date”.”;
                         (B) adding the following sentences at the end thereof:
                         “On the Amendment No. 7 Effective Date, the aggregate amount of each scheduled installment amount set forth above shall be reduced proportionally to give effect to the aggregate amount of Term B Loans reclassified as Term B-2 Loans on the Amendment No. 7 Effective Date so that Term B-1 Lenders shall be scheduled to be repaid with respect to the Term B-1 Loans on the same terms and in the same amounts as the Term B Lenders were scheduled to be repaid prior to the Amendment No. 7 Effective Date.
                         The Term B-2 Loans shall be repaid in full in accordance with Section 2.07(a) on the Term B-2 Loan Maturity Date.
                         Each other Class of Term B Loans established pursuant to Section 2.22 shall be repaid in accordance with the terms set forth in the applicable Extension Amendment (provided that prior to the Term B-1 Loan Maturity Date, scheduled amortization of any Extended Term B Loans shall not be greater on a ratable basis than the scheduled amortization of the Term B-1 Loans).”; and
                         (C) Section 2.05(e) is amended by inserting the following immediately preceding the period at the end of the third sentence of Section 2.05(e), “; provided further that on or prior to the Term B-1 Loan Maturity Date, any amounts applied to Term Loans pursuant to this Section 2.05 may, at the option of Borrower, be applied first, to any Term B-1 Loans then outstanding and the balance of such prepayment, if any, to the Term B-2 Loans then outstanding (and for the avoidance of doubt, each Term B-2 Lender, by consenting to Amendment No. 7, irrevocably waives its right to mandatory prepayments prior to the Term B-1 Loan Maturity Date). Pursuant to any Extension Amendment establishing a new Class of Term B Loans, the Extending Lenders of Term B Loans may agree to waive or postpone any mandatory prepayments.”.
                    (g) Amendments to Section 2.06. Letters of Credit.
               (i) Section 2.06(c) is amended by deleting clause (ii) thereof and replacing such phrase with “the Letter of Credit Expiration Date”; and
               (ii) Section 2.06(d) is amended by inserting, immediately following the last sentence of such subsection, the following:
“Prior to the Tranche A Revolving Credit Maturity Date, the aggregate amount of participations in Letters of Credit held by Tranche A Revolving Lenders and Tranche B Revolving Lenders shall be shared ratably by all Revolving Lenders in proportion to their respective Revolving Credit Commitments. Provided that no Default or Event of Default shall have occurred and be continuing, after the Tranche A Revolving Credit Maturity Date, the aggregate amount of participations in Letters of Credit will be held solely by Tranche B Revolving Lenders, and participations in Letters of Credit held by Tranche A Revolving Lenders in their capacity as such, shall be reallocated on the Tranche A Revolving Credit Maturity Date to the Tranche B Revolving Lenders in ratable proportion to their respective Tranche B Revolving Credit Commitments (provided that such reallocation will not result in the Tranche B Revolving Credit Exposure of any Lender exceeding its Tranche B Revolving Credit Commitment). The Issuing Bank will not issue any Letters of Credit on or after the Amendment No. 7 Effective Date which are due to expire by their terms on or prior to the Tranche A Revolving Credit Maturity Date. For the avoidance of doubt, upon a later Revolving Credit Maturity Date (other than the final Revolving Credit Maturity Date), provided that no Default or Event of Default shall have occurred and be continuing, the aggregate amount of participations in Letters of Credit held by Revolving Lenders in respect of the Class of Revolving Credit Commitments terminating on such Revolving Credit Maturity Date shall be deemed to be reallocated to the Revolving Lenders holding Revolving Credit Commitments of other Classes so that the participation of the remaining Revolving Lenders in outstanding Letters of Credit shall be in proportion to their respective remaining Revolving Credit Commitments (provided that such reallocation will not result in a Revolving Credit Exposure of any Lender exceeding its Revolving Credit Commitment).”
                    (h) Amendments to Section 2.07. Repayment of Loans; Evidence of Debt.
          (i) The first sentence of Section 2.07(a) is amended and restated in its entirety to read as follows:

                    “(a) Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Tranche A Revolving Lender, the then unpaid principal amount of each Tranche A Revolving Loan of such Lender on the Tranche A Revolving Credit Maturity Date, (ii) to the Administrative Agent for the account of each Tranche B Revolving Lender, the then unpaid principal amount of each Tranche B Revolving Loan of such Lender on the Tranche B Revolving Credit Maturity Date, (iii) to the Administrative Agent for the account of each Term B-1 Lender, the then unpaid principal amount of each Term B-1 Loan of such Lender on the Term B-1 Loan Maturity Date, (iv) to the Administrative Agent for the account of each Term B-2 Lender, the then unpaid principal amount of each Term B-2 Loan of such Lender on the Term B-2 Loan Maturity Date, (v) to the Administrative Agent for the account of each Extending Lender, the then unpaid principal amount of each Extended Loan of such Extending Lender on the applicable Revolving Credit Maturity Date or Term B Loan Maturity Date, as the case may be and (vi) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Tranche B Revolving Credit Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made (or such earlier date as, and to the extent that, each such Loan becomes due and payable pursuant to Section 2.05 or Article VII, as applicable); provided that on each date that a Revolving Credit Borrowing is made, Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested.”; and
               (ii) Section 2.07(e) is amended by deleting the phrase “Exhibit G-1 or G-2” and replacing such phrase with “Exhibit F-1 or F-2”).
               (i) Amendment to Section 2.08. Interest Rates and Payment Dates. Section 2.08(d) is amended by deleting the phrase “the Term B Loan Maturity Date and Revolving Credit Maturity Date” and replacing such phrase with “each applicable Term B Loan Maturity Date and Revolving Credit Maturity Date”.
               (j) Amendments to Section 2.10. Fees.
               (i) Section 2.10(a) is amended and restated in its entirety to read as follows:
               “(a) Borrower agrees to pay a commitment fee (a “Commitment Fee”) to each Revolving Lender, ratably in proportion to their Revolving Credit Commitments, for which payment shall be made in arrears through the Administrative Agent on the last day of each March, June, September and December after the Amendment No. 7 Effective Date, and on the applicable Commitment Fee Termination Date (as defined below). The Commitment Fee due to each Revolving Lender with respect to each Class of Revolving Credit Commitments shall accrue for a period commencing on the Amendment No. 7 Effective Date (in the case of Tranche A Revolving Credit Commitments and Tranche B Revolving Credit Commitments) or the applicable Extension Date (in the case of all other Classes of Revolving Credit Commitments) and shall cease to accrue on the date (the “Commitment Fee Termination Date”) that is (i) in the case of Commitment Fees payable to Tranche A Revolving Lenders, the later of (x) the date on which the Tranche A Revolving Credit Commitment of such Tranche A Revolving Lender shall be terminated as provided herein and (y) the first Business Day after the end of the Tranche A Revolving Credit Commitment Period, (ii) in the case of Commitment Fees payable to Tranche B Revolving Lenders, the later of (x) the date on which the Tranche B Revolving Credit Commitment of such Tranche B Revolving Lender shall be terminated as provided herein and (y) the first Business Day after the end of the Tranche B Revolving Credit Commitment Period and (iii) in the case of Commitment Fees payable to all Revolving Lenders holding any other Class of Revolving Credit Commitment, the later of (x) the date on which such Revolving Credit Commitment shall be terminated as provided herein and (y) the Business Day after the end of the applicable Revolving Credit Commitment Period. The Commitment Fee accrued to each Revolving Lender shall equal the Commitment Fee Percentage multiplied by such Lender’s Commitment Fee Average Daily Amount (as defined below) for the applicable Fiscal Quarter (or shorter period commencing on the Effective Date and ending with the applicable Commitment Fee Termination Date). A Revolving Lender’s “Commitment Fee Average Daily Amount” with respect to a calculation period shall equal the average daily amount during such period calculated using the daily amount of such Revolving Lender’s Revolving Credit Commitment less such Revolving Lender’s Revolving Credit Exposure (excluding clause (c) of the definition thereof for purposes of determining the Commitment Fee Average Daily Amount only) for any applicable days during such Revolving Lender’s Revolving Credit Commitment Period. All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.”; and
               (ii) Section 2.10(b) is amended and restated in its entirety to read as follows:
               “(b) Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate equal to the weighted average Applicable Rate for Eurodollar Revolving Loans (with such weighted average based on the allocation of such Revolving Lender’s Revolving Credit Commitments across the various Classes of Revolving Credit Commitments) on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Revolving Lender’s Revolving Credit Commitment terminates and the date on which such Revolving Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at a rate to be agreed between Borrower and the Issuing Bank on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Credit Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees (collectively, “LC Fees”) accrued through and including the last day of March, June, September and December of each calendar year during the Revolving Credit Commitment Period shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that (x) all such fees shall be payable on the date on which the Revolving Credit Commitments terminate and any such fees accruing after such date shall be payable on demand and (y) all such participation fees accruing to any Revolving Lender shall be payable on the date on which the Revolving Credit Commitments of such Revolving Lender terminate and any such fees accruing after such date shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand therefor. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).”

               (k) Amendments to Section 2.11. Termination, Reduction or Adjustment of Commitments.
               (i) Section 2.11(a) is amended and restated in its entirety to read as follows:
               “(a) Subject to Section 2.06, unless previously terminated, the Revolving Credit Commitments of any Class shall automatically terminate on the Revolving Credit Maturity Date applicable to such Class.”; and
               (ii) Section 2.11(d) is amended and restated in its entirety as follows:
               “(d) Unless otherwise agreed to by the Swingline Lender, each reduction in the Revolving Credit Commitments shall reduce the Swingline Commitment by an equal percentage. For the avoidance of doubt, provided that no Default or Event of Default shall have occurred and be continuing, (i) participations in Swingline Loans held by Tranche A Lenders in their capacity as such, shall be permanently reduced to zero on the Tranche A Revolving Credit Maturity Date and shall be reallocated on the Tranche A Revolving Credit Maturity Date to the Tranche B Revolving Lenders in ratable proportion to their respective Tranche B Revolving Credit Commitments (provided that such reallocation will not result in the Tranche B Revolving Credit Exposure of any Lender exceeding its Tranche B Revolving Credit Commitment) and (ii) upon a later Revolving Credit Maturity Date (other than the final Revolving Credit Maturity Date), participations in Swingline Loans held by the Revolving Lenders of the Class of Revolving Credit Commitments terminating on such Revolving Credit Maturity Date shall be permanently reduced to zero on the applicable Revolving Credit Maturity Date and shall be reallocated to the Revolving Lenders holding Revolving Credit Commitments of other Classes so that the participation of the remaining Revolving Lenders shall be in proportion to their respective remaining Revolving Credit Commitments (provided that such reallocation will not result in the Revolving Credit Exposure of any Lender exceeding its Revolving Credit Commitment).”
          (l) Amendments to Section 2.21. Increase in Commitments. Section 2.21(a) is amended as follows:
               (i) adding the phrase “until the latest then applicable Term B Loan Maturity Date” immediately following “$600,000,000”;
               (ii) replacing the phrase “$150,000,000 (it being understood that $50,000,000 of such amount was used prior to the Amendment No. 5 Effective Date)” with “$350,000,000 (it being understood that $50,000,000 of such amount was used prior to the Amendment No. 7 Effective Date)”;
               (iii) amending and restating the sentence beginning with the words “The Incremental Term Loans” in its entirety as set forth below:
“The Incremental Term Loans (A) shall rank pari passu in right of payment and right of security in respect of the Collateral with the Term B Loans and (B) other than amortization, pricing and maturity date, shall have the same terms as, in the case of Incremental Term Loans issued prior to the Amendment No. 7, issued by Term B Lenders reclassified as Term B-1 Lenders and to the extent such Term

Loans are reclassified as Term B-1 Loans pursuant to Amendment No. 7 (such Loans, the “Incremental Term B-1 Loans”), and, in the of case of Incremental Term Loans issued on and after the Amendment No. 7 Effective Date, issued by Term B Lenders reclassified as Term B-2 Lenders and to the extent such Term Loans are reclassified as Term B-2 Loans pursuant to Amendment No. 7 (such Loans, the (“Incremental Term B-2 Loans”) such Term B-1 Loans (in the case of Incremental Term B-1 Loans) or Term B-2 Loans (in the case of Incremental Term B-2 Loans) existing immediately prior to the effectiveness of the amendment creating such Incremental Term Loans; provided that (x) if the interest rate spreads relating to such Incremental Term B-1 Loans exceed the Applicable Rate at any pricing level for the Term B-1 Loans or to such Term B-2 Loans (in the case of Incremental Term B-2 Loans), including any upfront fees or original issue discount payable to the Lenders providing such Incremental Term Loans, then the Applicable Rate for the Term B-1 Loans shall be adjusted to equal such Incremental Term B-1 Loan interest rate spreads and the Applicable Rate for the Term B-2 Loans shall be adjusted to be equal to such Incremental Term B-2 Loan interest rate spreads, (y) the Incremental Term B-1 Loans shall not have a final maturity date earlier than the Term B-1 Loan Maturity Date, the Incremental Term B-2 Loans shall not have a final maturity date earlier than the Term B-2 Loan Maturity Date and the Incremental Term Loans established pursuant to an Extension Amendment shall not have a final maturity date earlier than the Term B Loan Maturity Date applicable to such Class of Term B Loans, and (z) the Incremental Term B-1 Loans shall not have a Weighted Average Life to Maturity that is shorter than the then-remaining Weighted Average Life to Maturity of the Term B-1 Loans, the Incremental Term B-2 Loans issued shall not have a Weighted Average Life to Maturity that is shorter than the then-remaining Weighted Average Life to Maturity of the Term B-2 Loans and the Incremental Term Loans established pursuant to an Extension Amendment shall not have a Weighted Average Life to Maturity that is shorter than the then-remaining Weighted Average Life to Maturity applicable to such Class of Term B Loans”;
          (iv) amending and restating the sentence beginning with the words “The Incremental Revolving Loans” in its entirety as set forth below:
“The Incremental Revolving Loans (A) shall rank pari passu in right of payment and right of security in respect of the Collateral with the applicable Revolving Loans and (B) other than amortization, pricing and maturity date, shall have the same terms as, in the case of Incremental Revolving Loans issued prior to the Amendment No. 7, issued by Revolving Lenders reclassified as Tranche A Revolving Lenders and to the extent such Revolving Loans are reclassified as Tranche A Revolving Loans pursuant to Amendment No. 7 (such Loans, the “Incremental Tranche A Revolving Loans”), and, in the of case of Incremental Revolving Loans issued on and after the Amendment No. 7 Effective Date, issued by Revolving Lenders reclassified as Tranche B Revolving Lenders and to the extent such Revolving Loans are reclassified as Tranche B Revolving Loans pursuant to Amendment No. 7 (such Loans, the (“Incremental Tranche B Revolving Loans”) such Tranche A Revolving Loans (in the case of Incremental Tranche A

Loans) or Tranche B Revolving Loans (in the case of Incremental Tranche B Revolving Loans) existing immediately prior to the effectiveness of the amendment creating such Incremental Revolving Loans; provided that (x) if the interest rate spreads relating to such Incremental Tranche A Revolving Loans exceed the Applicable Rate at any pricing level for the Tranche A Revolving Loans or to such Tranche B Revolving Loans (in the case of Incremental Tranche B Revolving Loans), including any upfront fees or original issue discount payable to the Lenders providing such Incremental Revolving Loans, then the Applicable Rate for the Tranche A Revolving Loans shall be adjusted to equal such Incremental Tranche A Revolving Loan interest rate spreads and the Applicable Rate for the Tranche B Revolving Loans shall be adjusted to be equal to such Incremental Tranche B Revolving Loan interest rate spreads and (y) the Incremental Tranche A Revolving Loans shall not have a final maturity date earlier than the Tranche A Revolving Credit Maturity Date, the Incremental Tranche B Revolving Loans shall not have final maturity date earlier than the Tranche B Revolving Credit Maturity Date and the Incremental Revolving Loans established pursuant to an Extension Amendment shall not have a final maturity date earlier than the Revolving Credit Maturity Date of the applicable Class of Revolving Loans”; and
          (v) adding the following at the end of Section 2.21(a) as set forth below:
“In addition, unless otherwise specifically provided herein, all references in the Loan Documents to Term B Loans, Term B-1 Loans, Term B-2 Loans, Revolving Loans, Tranche A Revolving Loans, Tranche B Revolving Loans or such other Class of Term B Loans or Revolving Loans created pursuant to an Extension Amendment shall be deemed, unless the context otherwise requires, to include references to Term B Loans, Term B-1 Loans, Term B-2 Loans, Revolving Loans, Tranche A Revolving Loans, Tranche B Revolving Loans, or such other Class of Term B Loans or Revolving Loans established pursuant to an Extension Amendment, respectively, made pursuant to Incremental Term Loan Commitments and Incremental Revolving Loan Commitments, made pursuant to this Agreement.”.
                    (m) Addition of Section 2.22. Extension of Loans and Commitments. Article II is amended by adding a new Section 2.22 as follows:
                    “SECTION 2.22. Extensions of Loans and Commitments.
          (a) The Borrower may, at any time and from time to time after the Amendment No. 7 Effective Date, request that all or a portion of the Term B Loans of any Class (an “Existing Term B Loan Class”) be converted to another Class of Term B Loans in order to extend the scheduled final maturity date thereof (any such Term B Loans which have been so converted, “Extended Term B Loans”), which new Class of Term B Loans (A) shall rank pari passu in right of payment and right of security in respect of the Collateral with the Term B Loans from which they are to be converted, (B) other than amortization (to the extent consistent with Section 2.05(d)), pricing and maturity date, shall have the same terms as the Term B Loans from which they are to be converted and (C)

shall be established in a manner otherwise consistent with this Section 2.22; provided (y)(A) the Applicable Rates with respect to the Extended Term B Loans may be higher or lower than the Applicable Rates for the Term B Loans of such Existing Term B Loan Class and/or (B) additional fees may be payable to the Lenders providing such Extended Term B Loans in addition to or in lieu of any increased Applicable Rate contemplated by the preceding clause (A), in each case, to the extent provided in the applicable Extension Amendment; provided, however, the yield for any Extended Term B Loans shall not be greater than the highest yield that may, under any circumstances, be payable with respect to Term B-2 Loans (such yield on Term B-2 Loans shall be deemed to include all upfront or similar fees payable to the Lenders) plus 50 basis points (and the Applicable Rate applicable to the Term B-2 Loans shall be increased to the extent necessary to achieve the foregoing) and, solely for purposes of the foregoing clause, the yield applicable to any Extended Term B Loan shall be deemed to include all upfront fees or original issue discount payable generally to Lenders providing such Extended Term B Loans and (z) the optional and mandatory prepayment rights of the Extended Term B Loans shall be subject to the provisions set forth in Sections 2.05(c) and (e) (it being understood that each Lender providing Extended Term B Loans, by executing an Extension Amendment, agrees to be bound by such provisions and waives any inconsistent provisions set forth in Section 2.13). In order to establish any Extended Term B Loans, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Term B Loan Class) (a “Term B Loan Extension Request”) setting forth the proposed terms of the Extended Term B Loans to be established. No Lender shall have any obligation to agree to have any of its Term B Loans of any Existing Term B Loan Class converted into Extended Term B Loans pursuant to any Term B Loan Extension Request. Any Extended Term B Loans of any Extension Series shall constitute a separate Class of Term B Loans from the Existing Term B Loan Class from which they were converted. There shall be no more than four Classes, in the aggregate, of Term B Loans outstanding at any time.
          (b) The Borrower may, at any time and from time to time after the Amendment No. 7 Effective Date, request that all or a portion of the Revolving Credit Commitments of any Class (an “Existing Revolving Credit Class” and any related Revolving Loans thereunder, “Existing Revolving Loans”) be converted to another Class of Revolving Credit Commitments in order to extend the termination date thereof (any such Revolving Credit Commitments which have been so converted, “Extended Revolving Credit Commitments” and any related Revolving Loans, “Extended Revolving Loans”),which new Class of Revolving Loans (A) shall rank pari passu in right of payment and right of security in respect of the Collateral with the Revolving Loans from which they are converted, (B) other than pricing and maturity date, shall have the same terms as the Revolving Loans from which they are to be converted and (C) shall be established in a manner otherwise consistent with this Section 2.22; provided (y) (A) the Applicable Rates with respect to the Extended Revolving Loans may be higher or lower than the Applicable Rates for the Revolving Loans of such Existing Revolving Credit Class and/or (B) additional fees may be payable to the Lenders providing such Extended Revolving Credit Commitments in addition to or in lieu of any increased Applicable Rates contemplated by the preceding clause (A), in each case, to the extent provided in the applicable Extension

Amendment and (z) the Commitment Fee Percentage with respect to the Extended Revolving Credit Commitments may be higher or lower than the Commitment Fee Percentage for the Revolving Credit Commitments of such Existing Revolving Credit Class. In order to establish any Extended Revolving Credit Commitments, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Revolving Credit Class) (a “Revolving Credit Extension Request”) setting forth the proposed terms of the Extended Revolving Credit Commitments to be established. No Lender shall have any obligation to agree to have any of its Revolving Credit Commitments of any Existing Revolving Credit Class converted into Extended Revolving Credit Commitments pursuant to any Revolving Credit Extension Request. Any Extended Revolving Credit Commitments of any Extension Series shall constitute a separate Class of Revolving Credit Commitments from the Existing Revolving Credit Class from which they were converted. There shall be no more than four Classes, in the aggregate, of Revolving Credit Commitments outstanding at any time. No extension of any Revolving Credit Commitments pursuant to an Extension Amendment and/or as part of an Extension Series need be contingent upon or subject to an extension of any Term B Loans in connection therewith or otherwise. If, on any Extension Date, any Revolving Credit Loans of any Extending Lender are outstanding under the applicable Existing Revolving Credit Class, such Revolving Credit Loans (and any related participations) shall be deemed to be allocated as Extended Revolving Loans (and related participations) and Existing Revolving Loans (and related participations) in the same proportion as such Extending Lender’s Extended Revolving Credit Commitments bear to its remaining Revolving Credit Commitments of the Existing Revolving Credit Class.
          (c) The Borrower shall provide the applicable Extension Request at least five (5) Business Days prior to the date on which Lenders under the Existing Class are requested to respond. Any Lender (an “Extending Lender”) wishing to have all or a portion of its Term B Loans or Revolving Credit Commitments of the Existing Class subject to such Extension Request converted into Extended Loans/Commitments shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term B Loans or Revolving Credit Commitments of the Existing Class which it has elected to convert into Extended Loans/Commitments. If a Lender fails to notify the Administrative Agent in a timely manner pursuant to the Extension Requests, such Lender shall be deemed not to have elected to extend its Extended Loans/Commitments. In the event that the aggregate amount of Term B Loans or Revolving Credit Commitments of the Existing Class subject to Extension Elections exceeds the amount of Extended Loans/Commitments requested pursuant to the Extension Request, Term B Loans or Revolving Credit Commitments subject to such Extension Elections shall be converted to Extended Loans/Commitments on a substantially pro rata basis based on the amount of Term B Loans or Revolving Credit Commitments included in such Extension Elections.
          (d) Extended Loans/Commitments shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement (which shall be substantially in the form of Exhibit L or Exhibit M to this Agreement, as applicable, with such modifications thereto as the Borrower and the Administrative Agent may deem appropri-

ate). Each Extension Amendment shall be executed by the Borrower, the Administrative Agent and the Extending Lenders (it being understood that such Extension Amendment shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Loans/Commitments established thereby) and, in the case of an Extension Amendment relating to Revolving Loans, the Swingline Lender and Issuing Bank. An Extension Amendment may, subject to Sections 2.22(a) and (b), without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.22. It is understood and agreed that each Lender that has consented to Amendment No. 7 has consented, and shall at the effective time thereof be deemed to consent to each amendment to this Agreement and the other Loan Documents authorized by this Section 2.22 and the arrangements described above in connection therewith.
          (e) In addition to any conditions precedent set forth in any applicable Extension Amendment, no Extension Amendment shall be effective unless, (i) no Default or Event of Default shall have occurred and be continuing at the time of such extension or after giving effect thereto and (ii) after giving effect to such extension, the Borrower shall be in compliance on a Pro Forma Basis with the covenants contained in Sections 6.12 and 6.13 recomputed as of the date of the last ended Test Period.
          (f) Notwithstanding the foregoing, the extension of the Term B Loans and Revolving Credit Commitments on the Amendment No. 7 Effective Date shall be effective as of the Amendment No. 7 Effective Date without the requirement to comply with the procedures set forth above in this Section 2.22 and Amendment No. 7 shall be deemed to be an Extension Amendment. The conversion into Term B-2 Loans, Tranche B Revolving Credit Commitments and Tranche B Revolving Loans shall be evidenced by the applicable Extending Lender’s signature to Amendment No. 7 and the indication on such signature page as to the amount of Term B Loans and Revolving Credit Commitments and Revolving Loans extended.”
                    (n) Amendments to Section 6.01. Indebtedness Covenant.
               (i) Section 6.01(a)(i) is amended by adding the following immediately preceding the semicolon therein: “and any refinancing of any portion thereof using the proceeds of unsecured Indebtedness qualifying as a Permitted Refinancing”; and
               (ii) Section 6.01(a)(xiii) is amended by replacing “$125,000,000” with “$250,000,000”.
                    (o) Amendment to Section 6.12. Interest Expense Coverage Ratio.
               (i) Section 6.12 is amended by adding the following row at the end of the table in Section 6.12:

Each March 31, June 30, September 30 and December 31 thereafter.	3.50: 1.00

                    (p) Amendment to Section 6.13. Total Leverage Ratio.
               (i) Section 6.13 is amended by adding the following row at the end of the table in Section 6.13:

Each March 31, June 30, September 30 and December 31 thereafter.	3.75: 1.00
               (q) Amendment to Section 9.05. Indemnity. Sections 9.05(b) and 9.05(d) are each amended by adding the following immediately after the words “asserted against any Indemnitee” in each such subsection: “by any party hereto or any third party”.
               (r) Amendment to Section 9.16. Confidentiality. Section 9.16 is amended by adding the following immediately following the phrase “Participant in,” in clause (vi) thereof: “or to any actual, prospective or indirect contractual counterparties to any swap or derivative transaction in,”
               (s) Addition of Sections 9.20 and 9.21. U.S. Patriot Act; No Fiduciary Duty. Article IX is amended by adding a new Section 9.20 and a new Section 9.21 as follows:
               “SECTION 9.20. U.S. Patriot Act. Each Lender hereby notifies each Loan Party that pursuant to the requirements of the U.S. Patriot Act, it is required to obtain, verify and record information that identifies Loan Parties, which information includes the name and address of each Loan Party and other information that will allow the Lenders to identify such Loan Party in accordance with the U.S. Patriot Act.
               SECTION 9.21. No Fiduciary Duty. Each Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Loan Parties, their stockholders and/or their affiliates. Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Loan Party, its stockholders or its affiliates, on the other. The Loan Parties acknowledge and agree that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its stockholders or its Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Loan Party, its management, stockholders, creditors or any other Person. Each Loan Party acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Loan Party agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Loan Party, in connection with such transaction or the process leading thereto.”
               (t) Schedule 2.01 to the Credit Agreement is replaced in its entirety with Schedule 2.01 to this Amendment;
               (u) Exhibit C to the Credit Agreement is replaced in its entirety with Exhibit C to this Amendment;
               (v) Exhibit F-1 to the Credit Agreement is replaced in its entirety with Exhibit F-1 to this Amendment;
               (w) Exhibit F-2 to the Credit Agreement is replaced in its entirety with Exhibit F-2 to this Amendment;
               (x) Exhibit L to this Amendment is hereby incorporated as Exhibit L to the Credit Agreement; and
               (y) Exhibit M to this Amendment is hereby incorporated as Exhibit M to the Credit Agreement.
               SECTION 2. Register. On the Amendment No. 7 Effective Date, the Administrative Agent shall record in the Register maintained by the Administrative Agent pursuant to Section 9.04(d) of the Credit Agreement the relevant information with respect to each Lender, as set forth in Section 2.07(c) of the Credit Agreement.
               SECTION 3. Conditions to Effectiveness. This Amendment shall become effective when, and only when, and as of the date (the “Amendment No. 7 Effective Date”) on which:
               (a) the Administrative Agent shall have received counterparts of this Amendment executed by Borrower, from lenders constituting the Requisite Lenders and each of the other parties hereto;
               (b) Citigroup Global Markets Inc. and Banc of America Securities LLC, as arrangers, shall have received, and the Administrative Agent shall have been paid, all fees due and payable in connection with this Amendment No. 7 in connection with the preparation, negotiation and execution of the Amendment required to be paid in connection with this Amendment (including the fees and expenses of Cahill Gordon & Reindel llp, as counsel to the Administrative Agent and to Citigroup Global Markets Inc. and Banc of America Securities LLC, as Arrangers, in connection with this Amendment No. 7 due pursuant to that certain Engagement Letter dated January 29, 2010, by and among the Arrangers and Borrower);
               (c) Borrower shall have paid (i) an upfront extension fee to the Administrative Agent, for the ratable account of each Extending Revolving Lender, equal to 0.75% of the aggre-

gate amount of Tranche B Revolving Credit Commitments that such Extending Revolving Lender has elected to extend (subject to reduction as set forth in Section 10 below) and (ii) a consent fee for the ratable account of each Term B Lender that has returned an executed counterpart to this Amendment, equal to 0.05% of the aggregate amount of Term B Loans held by such Term B Lender immediately prior to the Amendment No. 7 Effective Date; in the case of each such Lender described in clause (i) and/or (ii), as applicable, that have delivered executed consents to this Amendment not later than 5:00 p.m. (New York City time) on February 22, 2010;
               (d) the Administrative Agent and the Lenders shall have received a favorable opinion of Dewey & LeBoeuf LLP, counsel to Borrower, dated the Amendment No. 7 Effective Date, in form and substance reasonably satisfactory to the Administrative Agent; and
               (e) the Administrative Agent shall have received a certificate signed by a duly authorized officer of Borrower dated the Amendment No. 7 Effective Date, to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of Amendment No. 7 Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default or Event of Default has occurred and is continuing.
          For the avoidance of doubt, the extension of any Revolving Loans and Revolving Credit Commitments pursuant to this Amendment No. 7 shall not be contingent upon or subject to an extension of any Term B Loans in connection herewith or otherwise.
               SECTION 4. Representations and Warranties. The Loan Parties represent, warrant and covenant that:
               (a) The representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the date of this Amendment No. 7 as if made on and as of such date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
               (b) The execution, delivery and performance by each Loan Party of this Amendment No. 7 are within such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation (or certificate of formation, as applicable) or by-laws (or other organizational documents, as applicable) of such Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon Borrower or any of its Subsidiaries.
               (c) No Default or Event of Default has occurred and is continuing on the date hereof.

               (d) The obligations of the applicable Loan Parties under the Pledge Agreement and the Guarantee Agreement are in full force and effect on and as of the date of this Amendment No. 7.
               SECTION 5. Credit Agreement; Loan Documents. Except as expressly set forth herein, this Amendment No. 7 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. For the avoidance of doubt, this Amendment No. 7 shall be deemed to be a “Loan Document” within the meaning of the Credit Agreement.
               SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. SECTION 9.11 OF THE CREDIT AGREEMENT (WAIVER OF JURY TRIAL) SHALL APPLY TO THIS AMENDMENT NO. 7.
               SECTION 7. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopier, PDF, tif or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
               SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
               SECTION 9. Roles. Citigroup Global Markets Inc. and Banc of America Securities LLC act as Arrangers with respect to this Amendment No. 7, but in such capacity, neither Arranger shall not have any obligations, duties or responsibilities, nor shall incur any liabilities, under this Amendment No. 7 or any other Loan Document.
               SECTION 10. Certain Extended Commitments and Loans Subject to Proration at Borrower’s Option.
               (i) In the event that the Extending Revolving Lenders collectively indicate in accordance with this Amendment that the aggregate amount of Revolving Credit Commitments to be deemed extended and reclassified as Tranche B Revolving Credit Commitments would exceed $300,000,000, then, in the discretion of Borrower (in consultation with the Administrative Agent) the amount of Tranche B Revolving Credit Commitments and the ratable amount of upfront extension fees to be paid may be subject to proration downward such that the aggregate amount of Tranche B Revolving Credit Commitments as of the Amendment No. 7 Effective Date equals $300,000,000 or any other such dollar amount greater than $300,000,000 in the discretion of Borrower (in consultation with the Administrative Agent). Borrower will promptly provide notice of any such reduction to the Administrative Agent to share with Lenders.
               (ii) In the event that the Extending Term B Lenders collectively indicate in accordance with this Amendment that the aggregate amount of such Term B Loans to be deemed extended and reclassified as Term B-2 Loans would exceed $250,000,000, then, in the discretion of Borrower (in consultation with the Administrative Agent) the amount of Term B-2 Loans may be subject to proration downward such that the aggregate amount of Term B-2 Loans as of the Amendment No. 7 Effective Date equals $250,000,000 or any other such dollar amount greater than $250,000,000 in the discretion of Borrower (in consultation with the Administrative Agent). Borrower will promptly provide notice of any such reduction to the Administrative Agent to share with Lenders.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be duly executed by their authorized officers as of the date set forth above.

LIFEPOINT HOSPITALS, INC.
By:	/s/ Jeffrey S. Sherman
	Name:	Jeffrey S. Sherman
	Title:	Executive Vice President and Chief Financial Officer

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO (other than LifePoint Asset Management Company, Inc.)
By:	/s/ Mary Kim E. Shipp
	Name:	Mary Kim E. Shipp
	Title:	Secretary

LIFEPOINT ASSET MANAGEMENT COMPANY, INC.
By:	/s/ Mary Kim E. Shipp
	Name:	Mary Kim E. Shipp
	Title:	Assistant Secretary
[Amendment No. 7 to the LifePoint Credit Agreement]

CONSENTED TO: CITICORP NORTH AMERICA, INC., as Administrative Agent and as Swingline Lender
By:	/s/ Timothy P. Dilworth
Name: Timothy P. Dilworth
Title: Vice President
[Amendment No. 7 to the LifePoint Credit Agreement]

CONSENTED TO: BANK OF AMERICA, N.A., as Issuing Bank
By:	/s/ Jill J. Hogan
Name: Jill J. Hogan
Title: Vice President
[Amendment No. 7 to the LifePoint Credit Agreement]

By executing this signature page:
(i) as an existing Revolving Lender that is an Extending Lender (any such Lender, an “Extending Revolving Lender”), the undersigned institution agrees (A) to the terms of the Amendment and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended by Amendment No. 7, to extend and reclassify its Revolving Loans and Revolving Credit Commitments as Tranche B Revolving Loans and Tranche B Revolving Credit Commitments in the amounts reflected, and/or
(ii) as an existing Revolving Lender that is not an Extending Lender (any such Lender, a “Non-Extending Revolving Lender”), the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended by Amendment No. 7, but not to extend and reclassify its Revolving Loans and Revolving Credit Commitments as Tranche B Revolving Loans and Tranche B Revolving Credit Commitments, and/or
(iii) as an existing Term B Lender that is an Extending Lender (any such Lender, an “Extending Term B Lender”), the undersigned institution agrees (A) to the terms of the Amendment and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended by Amendment No. 7, to extend and reclassify its Term B Loans as Term B-2 Loans in the amounts reflected, and/or
(iv) as an existing Term B Lender that is not an Extending Lender (any such Lender, a “Non-Extending Term B Lender”), the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended by Amendment No. 7, but not to extend and reclassify its Term B Loans as Term B-2 Loans.
[Remainder of Page Intentionally Left Blank]
[Amendment No. 7 to the LifePoint Credit Agreement]

Name of Lender:
Executing as an Extending Revolving Lender:

by
Name:
Title:
For any Institution requiring a second signature line:

by
Name:
Title:

Revolving Loans / Commitments

Existing Amount	Extended Amount
Executing as an Extending Term B Lender:

by
Name:
Title:
For any Institution requiring a second signature line:

by
Name:
Title:

Term B Loans
Existing Settled Trade	Extended Settled
Balance	Trade Balance

Executing as a Non-Extending Revolving Lender:		Executing as a Non-Extending Term B Lender:
by		by
	Name:		Name:
	Title:		Title:

For any Institution requiring a second signature line:		For any Institution requiring a second signature line:
by		by
	Name:		Name:
	Title:		Title:
[Amendment No. 7 to the LifePoint Credit Agreement]

SCHEDULE I
GUARANTORS
Acadian Physician Practices, LLC
America Management Companies, LLC
AMG-Crockett, LLC
AMG-Hilcrest, LLC
AMG-Hillside, LLC
AMG-Livingston, LLC
AMG-Logan, LLC
AMG-Southern Tennessee, LLC
AMG-Trinity, LLC
Andalusia Physician Practices, LLC
Ashland Physician Services, LLC
Ashley Valley Medical Center, LLC
Ashley Valley Physician Practice, LLC
Athens Physicians Practice, LLC
Athens Regional Medical Center, LLC
Barrow Medical Center, LLC
Bartow General Partner, LLC
Bartow Healthcare System, Ltd.
Bartow Memorial Limited Partner, LLC
Bolivar Physician Practices, LLC
Bourbon Community Hospital, LLC
Bourbon Physician Practice, LLC
Brim Hospitals, Inc
Buffalo Trace Radiation Oncology Associates, LLC
Bullitt County Hospital, LLC
Care Health Company, Inc.
Castleview Hospital, LLC
Castleview Medical, LLC
Castleview Physician Practice, LLC
Clinch Professional Physician Services, LLC
Clinch Valley Endocrinology, LLC
Clinch Valley Medical Center, Inc.
Clinch Valley Pulmonology, LLC
Clinch Valley Urology, LLC
Colorado Plains Physician Practices, LLC
Community Based Services, LLC
Community Hospital of Andalusia, Inc.
Community Medical, LLC
Crockett Hospital, LLC
Crockett PHO, LLC
Danville Diagnostic Imaging Center, LLC
Danville Physician Practices, LLC
Danville Regional Medical Center School of Health Professions, LLC
Schedule I to Amendment No. 7

Danville Regional Medical Center, LLC
Dodge City Healthcare Partner, Inc.
Eunice Community Medical Center, LLC
Georgetown Community Hospital, LLC
Georgetown Rehabilitation, LLC
Guyan Valley Hospital, LLC
Halstead Hospital, LLC
HCK Logan Memorial, LLC
HDP Andalusia, LLC
HDP Georgetown, LLC
Hillside Hospital, LLC
Historic LifePoint Hospitals, Inc.
HRMC, LLC
HST Physician Practice, LLC
HTI Georgetown, LLC
HTI PineLake, LLC
Hurricane Healthcare Partner, LLC
Integrated Physician Services, LLC
Kansas Healthcare Management Company, Inc.
Kansas Healthcare Management Services, LLC
Kentucky Hospital, LLC
Kentucky Medserv, LLC
Kentucky MSO, LLC
Kentucky Physician Services, Inc.
Lake Cumberland Cardiology Associates, LLC
Lake Cumberland Physician Practices, LLC
Lake Cumberland Regional Hospital, LLC
Lake Cumberland Regional Physician Hospital Organization, LLC
Lakeland Community Hospital, LLC
Lakeland Physician Practices, LLC
Lander Valley Medical Center, LLC
Lander Valley Physician Practices, LLC
Las Cruces Physician Practices, LLC
LHSC, LLC
LifePoint Acquisition Corp.
LifePoint Asset Management Company, Inc.
LifePoint Billing Services, LLC
LifePoint Corporate Services, General Partnership
LifePoint CSGP, LLC
LifePoint CSLP, LLC
LifePoint Holdings 2, LLC
LifePoint Holdings 3, Inc.
LifePoint Hospitals Holdings, Inc.
LifePoint Medical Group — Hillside, Inc.
LifePoint of GAGP, LLC
LifePoint of Georgia, Limited Partnership
Schedule I to Amendment No. 7

LifePoint of Kentucky, LLC
LifePoint of Lake Cumberland, LLC
LifePoint RC, Inc.
LifePoint VA Holdings, Inc.
LifePoint WV Holdings, Inc.
Livingston Regional Hospital, LLC
Logan General Hospital, LLC
Logan Healthcare Partner, LLC
Logan Medical, LLC
Logan Memorial Hospital, LLC
Logan Physician Practice, LLC
Los Alamos Physician Practices, LLC
Martinsville Physician Practices, LLC
Meadowview Physician Practice, LLC
Meadowview Regional Medical Center, LLC
Meadowview Rights, LLC
Mexia Principal Healthcare Limited Partnership
Mexia-Principal, Inc.
Minden Physician Practices, LLC
Northeastern Nevada Physician Practices, LLC
Northwest Medical Center-Winfield, LLC
NWMC-Winfield Physician Practices, LLC
Opelousas Imaging Center Partner, LLC
Orthopedics of Southwest Virginia, LLC
Outpatient Services, Inc.
Palestine-Principal, G.P., Inc.
PHC Hospitals, LLC
PHC-Ashland, L.P.
PHC-Aviation, Inc.
PHC-Belle Glade, Inc.
PHC-Charlestown, L.P.
PHC-Cleveland, Inc.
PHC-Doctors’ Hospital, Inc.
PHC-Elko, Inc.
PHC-Eunice, Inc.
PHC-Fort Mohave, Inc.
PHC-Fort Morgan, Inc.
PHC-Indiana, Inc.
PHC-Knox, Inc.
PHC-Lake Havasu, Inc.
PHC-Lakewood, Inc.
PHC-Las Cruces, Inc.
PHC-Los Alamos, Inc.
PHC-Louisiana, Inc.
PHC-Martinsville, Inc.
PHC-Minden G.P., Inc
Schedule I to Amendment No. 7

PHC-Minden, L. P.
PHC-Morgan City, L.P.
PHC-Morgan Lake, Inc.
PHC-Opelousas, L.P.
PHC-Palestine, Inc.
PHC-Selma, LLC
PHC-Tennessee, Inc.
PineLake Physician Practice, LLC
PineLake Regional Hospital, LLC
Poitras Practice, LLC
PRHC-Alabama, LLC
PRHC-Ennis G.P., Inc.
PRHC-Ennis, L.P.
Principal Hospital Company of Nevada, Inc.
Principal Knox, L.L.C.
Principal Knox, L.P
Principal-Needles, Inc.
Province Healthcare Company
Putnam Ambulatory Surgery Center, LLC
Putnam Community Medical Center, LLC
Putnam Physician Practices, LLC
R. Kendall Brown Practice, LLC
Raleigh General Hospital, LLC
River Parishes Holdings, LLC
River Parishes Hospital, LLC
River Parishes Partner, LLC
River Parishes Physician Practices, LLC
Riverton Memorial Hospital, LLC
Riverton Oncology Practice, LLC
Riverton Physician Practices, LLC
Riverview Medical Center, LLC
Rockdale Hospital, LLC
Rockdale Physician Practices, LLC
Russellville Hospital, LLC
Russellville Physician Practices, LLC
Select Healthcare, LLC
Selma Diagnostic Imaging, LLC
Siletchnik Practice, LLC
Smith County Memorial Hospital, LLC
Somerset Surgery Partner, LLC
Southern Tennessee EMS, LLC
Southern Tennessee Medical Center, LLC
Southern Tennessee PHO, LLC
Spring View Hospital, LLC
Spring View Physician Practices, LLC
Springhill Medical Center, LLC
Schedule I to Amendment No. 7

Starke Physician Practices, LLC
Texas Specialty Physicians
The MRI Center of Northwest Alabama, LLC
THM Physician Practice, LLC
Valley View Physician Practices, LLC
Vaughan Physician Practices, LLC
Ville Platte Medical Center, LLC
Ville Platte Physician Practices, LLC
West Virginia Management Services Organization, Inc.
Western Plains Physician Practices, LLC
Western Plains Regional Hospital, LLC
Woodford Hospital, LLC
Wyoming Holdings, LLC
Wythe County Community Hospital, LLC
Wythe County Physician Practices, LLC
Zone, Incorporated
Schedule I to Amendment No. 7

EXHIBIT C
[Form of]
ASSIGNMENT AND ACCEPTANCE
     Reference is made to that certain Credit Agreement, dated as of April 15, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among LifePoint Hospitals, Inc. (formerly known as Lakers Holding Corp.), a Delaware corporation, each lender from time to time party thereto, Citicorp North America, Inc., as administrative agent (“Administrative Agent”) and the other parties thereto.
     1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the “Assigned Interest”) in the Assignor’s rights and obligations under the Credit Agreement below in the Loans or Commitments, as applicable, owing to the Assignor which are outstanding on the Assignment Date, including, without limitation, the Swingline Commitment, the Tranche A Revolving Credit Commitment, the Tranche B Revolving Credit Commitment, Swingline Loans, Tranche A Revolving Loans, Tranche B Revolving Loans, participations held by the Assignor in Letters of Credit, Term B-1 Loans and/or Term B-2 Loans, which are outstanding, but excluding accrued interest and fees to and excluding the Assignment Date. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.04 of the Credit Agreement, a copy of which has been received by each such party. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.
     2. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.16 of the Credit Agreement, duly completed and executed by such Assignee, (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form of Exhibit A to the Credit Agreement and (iii) to the extent applicable, a processing and recordation fee of $3,500.
     3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.
Date of Assignment:
Legal Name of Assignor:

Legal Name of Assignee:
Assignee’s Address for Notices:
Assignment Date (may not be fewer
than 5 Business Days after the Date
of Assignment (unless otherwise
determined by the Administrative
Agent)):

Percentage Assigned of aggregate Loans
/ Commitments (set forth, to at least 8
decimals, as a percentage of the
	Principal Amount	aggregate Loans of all Lenders
Credit Facility	Assigned	thereunder)
Loans/Commitments:

Tranche A Revolving Loans / Commitments	$	%

Tranche B Revolving Loans / Commitments	$	%

Letters of Credit	$	%

Swingline Loans	$	%

Term B-1 Loans	$	%

Term B-2 Loans	$	%
     4. This Assignment and Acceptance shall become effective when counterparts hereof have been executed on behalf of each of the parties required pursuant to Section 9.04(b) of the Credit Agreement.
[Signature Page Follows]

The terms set forth above	Accepted:
and on the reverse side hereof are hereby agreed to:	CITICORP NORTH AMERICA, INC., as Administrative Agent
, as Assignor

By:		By:

	Name:		Name:
	Title:		Title:
                    , as Assignee

By:
Name:
Title:

Accepted:* LIFEPOINT HOSPITALS, INC.
By:
Name:
Title:

*	To be completed only if consent is required under Section 9.04(b) of the Credit Agreement.

EXHIBIT F-1
[Form of]
[TERM B-1] [TERM B-2] NOTE

$	New York, New York ,
          FOR VALUE RECEIVED, the undersigned, LIFEPOINT HOSPITALS, INC. (f/k/a LAKERS HOLDING CORP.), a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to the order of [   ] (the “Lender”), at the office of [   ], on each date set forth under the Credit Agreement (as defined below) and the [Term B-1] [Term B-2] Loan Maturity Date (terms used without definition shall have the meanings assigned to such terms in that certain Credit Agreement dated as of April 15, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the financial institutions listed on Schedule 2.01 thereto, as such Schedule may from time to time be supplemented and amended, CITICORP NORTH AMERICA, INC., as administrative agent for the lenders, CIBC WORLD MARKETS CORP., BANK OF AMERICA, N.A., UBS SECURITIES LLC AND SUNTRUST BANK, as co-syndication agents, and CITIGROUP GLOBAL MARKETS INC., as sole lead arranger and sole bookrunner, the aggregate unpaid principal amount of all [Term B-1] [Term B-2] Loans made by the Lender to Borrower pursuant to Section 2.01 of the Credit Agreement, such payment or payments to be in immediately available funds in Dollars, and to pay interest from the date of such [Term B-1] [Term B-2] Loan on such principal amount from time to time outstanding, in like funds, at said office, at a rate or rates per annum and payable on such dates as are determined pursuant to the Credit Agreement.
          Borrower promises to pay interest, on demand, on any overdue principal of and, to the extent permitted by law, overdue interest on the Loans from their due dates at a rate or rates determined as set forth in the Credit Agreement.
          Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.
          All Loans evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the joint and several obligation of Borrower to make payments of principal and interest in accordance with the terms of this Note and the Credit Agreement.

F-1-1

          This Note evidences Loans referred to in the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Note is entitled to the benefit of the Credit Agreement, including the guarantees thereunder. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

F-1-2

LIFEPOINT HOSPITALS, INC.
By:
Name:
Title:

F-1-3

Loans and Payments

Payments
Amount and Type of Loan	Maturity Date	Principal	Interest	Unpaid Principal Balance of Note	Name of Person Making Notation

F-1-4

EXHIBIT F-2
[Form of]
[TRANCHE A] [TRANCHE B] REVOLVING NOTE

$	New York, New York ,
          FOR VALUE RECEIVED, the undersigned, LIFEPOINT HOSPITALS, INC. (f/k/a LAKERS HOLDING CORP.), a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to the order of [     ] (the “Lender”), at the office of [     ], on the [Tranche A] [Tranche B] Revolving Maturity Date (terms used without definition shall have the meanings assigned to such terms in that certain Credit Agreement dated as of April 15, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the financial institutions listed on Schedule 2.01 thereto, as such Schedule may from time to time be supplemented and amended, CITICORP NORTH AMERICA, INC., as administrative agent for the lenders, CIBC WORLD MARKETS CORP., BANK OF AMERICA, N.A., UBS SECURITIES LLC AND SUNTRUST BANK, as co-syndication agents, and CITIGROUP GLOBAL MARKETS INC., as sole lead arranger and sole bookrunner, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to Borrower pursuant to Section 2.01 of the Credit Agreement, such payment or payments to be in immediately available funds in Dollars, and to pay interest from the date of such [Tranche A] [Tranche B] Revolving Credit Loan on such principal amount from time to time outstanding, in like funds, at said office, at a rate or rates per annum and payable on such dates as are determined pursuant to the Credit Agreement.
          Borrower promises to pay interest, on demand, on any overdue principal of and, to the extent permitted by law, overdue interest on the Loans from their due dates at a rate or rates determined as set forth in the Credit Agreement.
          Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.
          All Loans evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the joint and several obligation of Borrower to make payments of principal and interest in accordance with the terms of this Note and the Credit Agreement.

F-2-1

     This Note evidences Loans referred to in the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Note is entitled to the benefit of the Credit Agreement, including the guarantees thereunder. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

F-2-2

LIFEPOINT HOSPITALS, INC.
By:
Name:
Title:

F-2-3

Loans and Payments

Payments
Amount and Type of Loan	Maturity Date	Principal	Interest	Unpaid Principal Balance of Note	Name of Person Making Notation

F-2-4

EXHIBIT L
FORM OF TERM B LOAN EXTENSION AMENDMENT
          TERM B LOAN EXTENSION AMENDMENT, dated as of [                    , 20[___] (this “Agreement”), by and among the Lenders party hereto (each, an “Extending Lender” and, collectively, the “Extending Lenders”), LIFEPOINT HOSPITALS, INC., a Delaware corporation (the "Borrower”), and CITICORP NORTH AMERICA, INC., as Administrative Agent.
RECITALS:
          WHEREAS, reference is hereby made to the Credit Agreement, dated as of April 15, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement”), among the Borrower, the Lenders party thereto, Citicorp North America, Inc., as Administrative Agent, and the other parties named therein (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement); and
          WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may request that all or a portion of the Term B Loans of any Class be converted to extend the final maturity date thereof, in each case, by, among other things, entering into one or more Extension Amendments with Lenders of the applicable Terms B Loans;
          NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
          Each Extending Lender hereby agrees to convert the Term B Loans set forth on Schedule A annexed hereto into Extended Term B Loans, on the terms and subject to the conditions set forth below:1
1.	Term B Loans Extended. Upon the effectiveness hereof, Term B-[ ][2] Loans of each Extending Lender, in the aggregate principal amount specified on Schedule A hereto, shall be converted into Term B-[ ][3] Loans (the “Extended Term B Loans”). Except as set forth below or in the Credit Agreement, the Extended Term B Loans shall have all of the same terms as the Term B Loans from which they were converted.

[1]	Insert completed items 1-3 as applicable, with respect to the Extended Term B Loans, with such modifications as may be agreed to by the parties hereto to the extent consistent with the Credit Agreement.

[2]	Insert Class number of Term B Loans being extended.

[3]	Insert Class number of Extended Term B Loans.

2.	Maturity Date. The Extended Term B Loans shall mature on [ ], 20[ ].
3.	Interest Rates. The Applicable Rate with respect to the Extended Term B Loans shall be (A) [ ]% per annum, in the case of ABR Loans, and (B) [ ]% per annum, in the case of Eurodollar Loans.[4]
[Insert other additional pricing provisions with respect to Extended Term B Loans.]
4.	Other Fees. [The Borrower agrees to pay each Extending Lender a fee equal to [ ]% of the aggregate principal amount of such Lender’s Terms B Loans being extended hereby on [ , 20[___]].]
5.	Credit Agreement. The Credit Agreement shall be deemed amended to reflect the terms set forth in Sections 1 through [3] of this Agreement. Except as set forth in this Agreement, the Extended Term B Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.
6.	Borrower’s Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and the Borrower hereby certify that:
(i)	The representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct (or true and correct in all material respects if not otherwise qualified by materiality or by a Material Adverse Effect) on and as of the date hereof with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties are true and correct (or true and correct in all material respects if not otherwise qualified by materiality or by a Material Adverse Effect) as of such earlier date).

(ii)	No event has occurred and is continuing or would result from the conversion into Extension Term B Loans contemplated hereby that would constitute a Default or an Event of Default.
7.	Borrower Covenants. By its execution of this Agreement and as a condition to the effectiveness hereof, the Borrower hereby covenants that the Borrower shall deliver or cause to be delivered the following documents: [ ], together with all other documents reasonably requested by the Administrative Agent in connection with this Agreement; and
8.	Recordation of the Extended Term B Loans. Upon execution and delivery hereof, the Administrative Agent will revise the Register to reflect the extension of Term B Loans made hereunder.

[4]	Insert pricing grid if applicable.

9.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived (other than terms incorporated into the Credit Agreement) except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

10.	Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
11.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
12.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
13.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

          IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Term B Loan Extension Amendment as of the date set forth above.

LIFEPOINT HOSPITALS, INC.
By:
Name:
Title:

[NAME OF EXTENDING LENDER]
By:
Name:
Title:

Notice Address: Attention: Telephone: Facsimile: Amount of Term B-[ ]Loans Held: $ Amount of Term B-[ ]Loans Requested to be Extended: $

Consented to by: CITICORP NORTH AMERICA, INC., as Administrative Agent
By:
Name:
Title:

SCHEDULE A
TO TERM B LOAN EXTENSION AMENDMENT

Principal Amount
Name of Extending Lender	Extended
[ ]	$

[ ]	$

Total: $

EXHIBIT M
FORM OF REVOLVING CREDIT EXTENSION AMENDMENT
          REVOLVING CREDIT EXTENSION AMENDMENT, dated as of [                    , 20[___] (this “Agreement”), by and among the Lenders party hereto (each, an “Extending Lender” and, collectively, the “Extending Lenders”), LIFEPOINT HOSPITALS, INC., a Delaware corporation (the “Borrower”), and CITICORP NORTH AMERICA, INC., as Administrative Agent.
RECITALS:
          WHEREAS, reference is hereby made to the Credit Agreement, dated as of April 15, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement”), among the Borrower, the Lenders party thereto, Citicorp North America, Inc., as Administrative Agent, and the other parties named therein (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement;
          WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may request that all or a portion of the Revolving Credit Commitments of any Class be converted to extend the termination date thereof, in each case, by, among other things, entering into one or more Extension Amendments with Lenders of the applicable Revolving Credit Commitments;
          NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
          Each Extending Lender hereby agrees to convert the Revolving Credit Commitments and related Revolving Loans set forth on Schedule A annexed hereto into Extended Revolving Credit Commitments and Extended Revolving Loans, respectively, in each case, on the terms and subject to the conditions set forth below:5
1.	Revolving Credit Commitments and Revolving Loans Extended. Upon the effectiveness hereof, Tranche [ ][6] Revolving Credit Commitments and Tranche [ ][7] Re

[5]	Insert completed items 1-4 as applicable, with respect to the Extended Revolving Credit Commitments, with such modifications as may be agreed to by the parties hereto to the extent consistent with the Credit Agreement.

[6]	Insert Tranche number of Revolving Credit Commitments being extended.

volving Loans of each Extending Lender, in the amounts specified on Schedule A hereto, shall be converted into Tranche [ ][8] Revolving Credit Commitments (the “Extended Revolving Credit Commitments”) and Tranche [ ] [9] Revolving Loans (the “Extended Revolving Loans”), respectively. Except as set forth below or in the Credit Agreement, the Extended Revolving Credit Commitments and Extended Revolving Loans shall have all of the same terms as the Revolving Credit Commitments and Revolving Loans, as applicable, from which they were converted.
2.	Termination Date/Maturity Date. The Extended Revolving Credit Commitments and the Extended Revolving Loans shall mature, in each case, on [ ], 20[ ].
3.	Interest Rates. The Applicable Rate with respect to the Extended Revolving Loans shall be (A) [ ]% per annum, in the case of ABR Loans, and (B) [ ]% per annum, in the case of Eurodollar Loans.[10]
4.	Commitment Fee Percentage. The Commitment Fee Percentage with respect to the Extended Revolving Credit Commitments shall be [ ]% per annum.[11]
[Insert other additional pricing provisions with respect to Extended Revolving Credit Commitments and the Extended Revolving Loans.]
5.	[Other Fees. The Borrower agrees to pay each Extending Lender a fee equal to [ ]% of the aggregate amount of such Lender’s Revolving Credit Commitments being extended hereby on [ , 20[___]]].
6.	Credit Agreement. The Credit Agreement shall be deemed amended to reflect the terms set forth in Sections 1 through [4] of this Agreement. Except as set forth in this Agreement, the Extended Revolving Credit Commitments and the Extended Revolving Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

Footnote continued from previous page.

[7]	Insert Tranche number of Revolving Loans being extended. Footnote continued from previous page.

[8]	Insert Tranche number of Extended Revolving Credit Commitments.

[9]	Insert Tranche number of Extended Revolving Loans.

[10]	Insert pricing grid if applicable.

[11]	Insert grid if applicable.

7.	Borrower’s Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and the Borrower hereby certify that:
(i)	The representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct (or true and correct in all material respects if not otherwise qualified by materiality or by a Material Adverse Effect) on and as of the date hereof with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties are true and correct (or true and correct in all material respects if not otherwise qualified by materiality or by a Material Adverse Effect) as of such earlier date).

(ii)	No event has occurred and is continuing or would result from the conversion into Extended Revolving Loans contemplated hereby that would constitute a Default or an Event of Default.
8.	Borrower Covenants. By its execution of this Agreement and as a condition to the effectiveness hereof, the Borrower hereby covenants that the Borrower shall deliver or cause to be delivered the following documents: [ ], together with all other documents reasonably requested by the Administrative Agent in connection with this Agreement; and
9.	Recordation of the Extended Revolving Credit Commitments and the Extended Revolving Loans. Upon execution and delivery hereof, the Administrative Agent will revise the Register to reflect the extension of Revolving Credit Commitments and Revolving Loans made hereunder.
10.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived (other than terms incorporated into the Credit Agreement) except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
11.	Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
12.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
13.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remain ing terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
14.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

          IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Revolving Credit Extension Amendment as of the date set forth above.

LIFEPOINT HOSPITALS, INC.
By:
Name:
Title:

[NAME OF EXTENDING LENDER]
By:
Name:
Title:

Notice Address: Attention: Telephone: Facsimile: Amount of Tranche [ ] Revolving Credit Commitments Held: $ Amount of Tranche [ ] Revolving Credit Commitments Requested to be Extended: $

Consented to by: CITICORP NORTH AMERICA, INC., as Administrative Agent and as Swingline Lender
By:
Name:
Title:

BANK OF AMERICA, N.A., as Issuing Bank
By:
Name:
Title:

SCHEDULE A
TO REVOLVING CREDIT EXTENSION AMENDMENT

Revolving Credit
Name of	Commitments	Revolving
Extending Lender	Extended	Loans Extended[12]
[ ]	$	$

[ ]	$	$

	Total: $	Total: $

[12]	To be in same proportion as Revolving Credit Commitments extended.

SCHEDULE 2.01
Lenders and Commitments

		Tranche A Revolving	Tranche B Revolving
		Credit	Credit
Lender		Commitment	Commitment
.		$	$

		$	$

	Total:	$	$

Schedule 2.01